UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                   ________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2010

                              DATARAM CORPORATION
___________________________________________________________________________
            (Exact name of registrant as specified in charter)

        New Jersey                 1-8266                       22-18314-09
___________________________________________________________________________
State or other jurisdiction        (Commission                (IRS Employer
of incorporation                   File Number)         Identification No.)

     Route 571, P. O. Box 7258, Princeton, NJ                   08543-7528
___________________________________________________________________________
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:   (609) 799-0071
___________________________________________________________________________
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))











Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

Item 2.03   Creation of a Direct Financial Obligation.

     On July 27, 2010, the Company entered into a Loan and Security Agreement (the "Agreement") with Crestmark Capital Lending LLC ("Crestmark"), which provides for up to a $5,000,000 revolving credit facility to the Company. The credit line is secured by a security interest in all of the Company's assets. Advances under the facility are limited to 80% of eligible accounts receivable, as more specifically defined in the Agreement. The Agreement does not have a fixed term. Crestmark may demand immediate repayment of all loans at any time, provided that if the Company is not in default under the Agreement it has ninety days to repay the amounts demanded. The Agreement provides for Prime Rate loans at an interest rate equal to the Prime Rate plus two percent, subject to a minimum interest rate of five and one quarter percent; interest is payable monthly. The Company is required to pay a monthly maintenance fee equal to six-tenths of one percent (0.6%) of the monthly average principal balance of any borrowings under the facility in the prior month. The Agreement contains certain restrictive covenants, specifically a minimum tangible net worth covenant and certain other covenants, as more specifically defined in the Agreement. The Agreement also provides Crestmark with remedies upon the occurrence of an event of default.

Section 9 - Financial Statements and Exhibits.

Item 9.01.  Exhibits.

10(a) Loan and Security Agreement, dated as of July 27, 2010, between
      Crestmark Capital Lending LLC and Dataram Corporation.

10(b) Schedule to Loan and Security Agreement, dated as of July 27, 2010, between Crestmark Capital Lending LLC and Dataram Corporation.

10(c) Promissory Note, dated as of July 27, 2010, from Dataram Corporation to Crestmark Capital Lending LLC.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DATARAM CORPORATION

                                 By:  MARK MADDOCKS

Date:     July 28, 2010           /s/ Mark Maddocks
                                     _____________________________________
                                     Mark Maddocks, Vice President-Finance
                                     and Chief Financial Officer